American Century World Mutual Funds, Inc.

Statement of Additional Information Supplement

Emerging Markets Fund ¡ Global Growth Fund
International Discovery Fund ¡International Growth Fund
International Opportunities Fund ¡International Stock Fund
International Value Fund ¡Life Sciences Fund ¡NT Emerging Markets Fund
NT International Growth Fund ¡Technology Fund

Supplement dated June 1, 2009 ¡ Statement of Additional Information dated April 1, 2009

Effective May 29, 2009, the Life Sciences and Technology funds were reorganized into the American Century Growth Fund. All references to the Life Sciences and Technology funds should be deleted from the Statement of Additional Information.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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